Exhibit 99.1

     On May 19, 2003 Agilent Technologies Inc. (NYSE: A) reported orders of $1.53 billion and revenue of $1.47 billion for the fiscal second quarter ended April 30, 2003. The company reported a GAAP net loss of $146 million, or $0.31 per share, which includes $74 million of net restructuring charges and intangibles amortization.

     “Our second quarter results were mixed,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “We’re encouraged by orders and revenue that came in near the top of our expectations, despite world events. Earnings, however, were at the low end of our range because of delays in realizing restructuring savings as well as ongoing pricing pressures in our markets. But, we did achieve $35 million in structural cost reductions during the quarter, and we reduced headcount by nearly 2,500.

     Overall, Agilent’s second-quarter orders and revenue were in the same range as those of the past six quarters. The company reported a rebound in semiconductor test equipment orders, which reached their highest level in two-and-a-half years. Semiconductor component orders were also seasonally higher, although they remained well below last year’s second-quarter spike. Activity in Agilent’s other business segments was basically flat compared to the prior year.

     The company also demonstrated good balance sheet management during the quarter, generating $28 million from working capital despite sequentially higher revenue. Capital spending, at $38 million, was about $50 million below depreciation expense.

     “We continue to invest in Agilent’s future by maintaining our significant investment in R&D,” Barnholt said. “This has resulted in our winning market share across many of our businesses in the first half of the year.”

Segment Results

Test and Measurement
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	608	594	639
Revenues	652	633	660
Operating Profit(1)	(103)	(132)	(172)

     Second quarter Test and Measurement orders were down 5 percent from one year ago and were up 2 percent from the first quarter. By market segment, communications test orders were down 7 percent from last year because of weakness in the wireline test market, and were down 1 percent compared to the first quarter. General purpose test was flat compared to last year and up 11 percent from a very soft first quarter despite continued weakness in aerospace and defense. Second-quarter revenues of $652 million were off 1 percent from last year and up 3 percent sequentially. Aggressive restructuring helped comparative operating results. The second-quarter operating loss of $103 million was $29 million better than first quarter results on only $19 million higher revenues. The operating loss was reduced by $69 million compared to last year despite $8 million lower revenues.

Automated Test
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	219	115	197
Revenues	153	136	154
Operating Profit(1)	(37)	(48)	(30)

     As expected, the Automated Test segment rebounded from the first quarter weakness caused by both geopolitical uncertainty and a temporarily weak flash memory test market. Second-quarter segment orders of $219 million were up 11 percent from last year to the highest level since the first quarter of 2001. Sequentially, orders were up 90 percent, with all semiconductor test products up sharply. Revenues of $153 million were flat with last year and up 13 percent from the first quarter. Automated Test’s second quarter book-to-bill ratio of 1.43 was substantially ahead of the industry’s April reading of 1.21. The second quarter operating loss of $37 million was affected by a $5 million inventory charge. Adjusted for that charge, operating results were essentially equal to last year on similar volume and $16 million better than the first quarter on $17 million higher volume.

Semiconductor Products
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	420	381	476
Revenues	376	367	371
Operating Profit(1)	(43)	(48)	(37)

     Semiconductor Products’ orders of $420 million were down 12 percent from last year and were up 10 percent from the first quarter. Excluding hardcopy ASICs, segment orders would have been up 2 percent from last year and up 10 percent sequentially. Revenues of $376 million were up 1 percent from last year despite the lower ASIC business and were up 2 percent sequentially. The segment book-to-bill ratio of 1.12 compares to 1.04 in the first quarter and 1.28 one year ago. The $6 million deterioration in second-quarter operating results compared to last year was caused by costs associated with the continued ramp of FBAR filter and E-pHEMT power module products. At the end of the quarter, the company ended production in the Newark, Calif. fab and closed the facility. Compared to the first quarter, the operating loss was improved by $5 million on additional volume of $9 million.

Life Sciences and Chemical Analysis
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	280	268	285
Revenues	286	276	272
Operating Profit(1)	20	34	20

     Life Sciences and Chemical Analysis continued its generally flat business profile, with second-quarter orders of $280 million off 2 percent from last year and up about 4 percent sequentially. Life Sciences orders were down 4 percent from one year ago and up 1 percent sequentially, while orders for chemical analysis were flat year-to-year and up 7 percent from the first quarter. Revenues of $286 million were 5 percent ahead of one year ago and up 4 percent from the first quarter. Because of the seasonality of operating expenses, operating profits were off $14 million sequentially, similar to the quarterly pattern in 2002. Compared to last year, profits were unchanged despite $14 million higher revenues because of increased R&D spending in life sciences and temporarily higher IT expenses associated with the CRM implementation.

(1) Before restructuring charges in all periods.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

Orders	$1,527	$1,597	(4%)
Net revenue	$1,467	$1,457	1%
Costs and expenses:
Cost of products and services	961	894	7%
Research and development	296	307	(4%)
Selling, general and administrative	545	605	(10%)

Total costs and expenses	1,802	1,806	—

Loss from operations	(335)	(349)	4%
Other income (expense), net	11	22	(50%)

Loss from continuing operations before taxes	(324)	(327)	1%
Benefit for taxes	(178)	(80)	123%

Loss from continuing operations	(146)	(247)	41%
Loss from sale of discontinued operations (net of taxes)	—	(6)

Net loss	$(146)	$(253)	42%

Net (loss) earnings per share — Basic and diluted:
Loss from continuing operations	$(0.31)	$(0.54)
Loss from sale of discontinued operations, net	—	$(0.01)

Net loss	$(0.31)	$(0.55)

Weighted average shares used in computing loss per share:
Basic and diluted	471	464

Loss from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Six Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

Orders	$2,885	$3,062	(6%)
Net revenue	$2,879	$2,883	—
Costs and expenses:
Cost of products and services	1,844	1,814	2%
Research and development	573	624	(8%)
Selling, general and administrative	1,053	1,236	(15%)

Total costs and expenses	3,470	3,674	(6%)

Loss from operations	(591)	(791)	25%
Other income (expense), net	15	41	(63%)

Loss from continuing operations before taxes	(576)	(750)	23%
Benefit for taxes	(318)	(186)	71%

Loss from continuing operations	(258)	(564)	54%
Loss from sale of discontinued operations (net of taxes)	—	(4)

Loss before cumulative effect of accounting changes	(258)	(568)	55%
Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	(257)	—

Net loss	$(515)	$(568)	9%

Net (loss) earnings per share — Basic and diluted:
Loss from continuing operations	$(0.55)	$(1.21)
Loss from sale of discontinued operations, net	—	$(0.01)
Cumulative effect of adopting SFAS No. 142, net	(0.54)	—

Net loss	$(1.09)	$(1.22)

Weighted average shares used in computing loss per share:
Basic and diluted	471	464

Loss from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share amounts)
(Unaudited)

	April 30,	October 31,
	2003	2002

ASSETS
Current assets:
Cash and cash equivalents	$1,533	$1,844
Accounts receivable, net	929	1,118
Inventory	1,131	1,184
Current deferred tax assets	441	462
Other current assets	275	272

Total current assets	4,309	4,880
Property, plant and equipment, net	1,510	1,579
Goodwill and other intangible assets, net	414	685
Long-term deferred tax assets	966	635
Other assets	418	424

Total assets	$7,617	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$294	$305
Employee compensation and benefits	677	733
Deferred revenue	257	244
Income and other taxes payable	335	325
Other accrued liabilities	443	574

Total current liabilities	2,006	2,181

Senior convertible debentures	1,150	1,150
Other liabilities	260	245

Total liabilities	3,416	3,576

Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at October 31, 2002 and 471 million shares at April 30, 2003 issued and outstanding	5	5
Additional paid-in capital	4,923	4,872
Accumulated deficit	(616)	(101)
Accumulated comprehensive loss	(111)	(149)

Total stockholders’ equity	4,201	4,627

Total liabilities and stockholders’ equity	$7,617	$8,203

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Six months	Three months
	ended	ended
	April 30,	April 30,
	2003	2003

Cash flows from operating activities:
Net loss	$(515)	$(146)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	156	87
Amortization	26	13
Inventory-related charges	6	5
Deferred taxes	(317)	(168)
Asset impairment charges	27	17
Net gain on sale of assets	(2)	—
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	193	7
Inventory	44	14
Accounts payable	(9)	7
Employee compensation and benefits	(56)	50
Income taxes	(61)	(94)
Other current assets and liabilities	(44)	10
Other long-term assets and liabilities	2	7

Net cash used in operating activities:	(282)	(191)
Cash flows from investing activities:
Investments in property, plant and equipment	(86)	(38)
Dispositions of property, plant and equipment	7	4
Purchase of equity investments	(2)	—

Net cash used in investing activities:	(81)	(34)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	51	1
Net payments to notes payable and short-term borrowings	1	3

Net cash provided by financing activities:	52	4
Change in cash and cash equivalents	(311)	(221)
Cash and cash equivalents at beginning of period	1,844	1,754

Cash and cash equivalents at end of period	$1,533	$1,533

AGILENT TECHNOLOGIES, INC.
TEST AND MEASUREMENT INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$608	$639	(5%)	$594	2%
Net Revenue	$652	$660	(1%)	$633	3%
Loss from operations	$(103)	$(172)	40%	$(132)	22%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$1,202	$1,286	(7%)
Net Revenue	$1,285	$1,344	(4%)
Loss from operations	$(235)	$(343)	31%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
AUTOMATED TEST INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$219	$197	11%	$115	90%
Net Revenue	$153	$154	(1%)	$136	13%
Loss from operations	$(37)	$(30)	(23%)	$(48)	23%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$334	$382	(13%)
Net Revenue	$289	$292	(1%)
Loss from operations	$(85)	$(74)	(15%)

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
SEMICONDUCTOR PRODUCTS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$420	$476	(12%)	$381	10%
Net Revenue	$376	$371	1%	$367	2%
Loss from operations	$(43)	$(37)	(16%)	$(48)	10%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$801	$822	(3%)
Net Revenue	$743	$698	6%
Loss from operations	$(91)	$(98)	7%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$280	$285	(2%)	$268	4%
Net Revenue	$286	$272	5%	$276	4%
Earnings from operations	$20	$20	0%	$34	(41%)

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$548	$572	(4%)
Net Revenue	$562	$549	2%
Earnings from operations	$54	$55	(2%)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
Income (Loss) from Operations
Reconciliation of Reporting Segments to Agilent
(In millions)
(Unaudited)

	Three months ended		Three months ended
	April 30,		January 31,

	2003	2002	2003

Test and Measurement	$(103)	$(172)	$(132)
Semiconductor Products	(43)	(37)	(48)
Automated Test	(37)	(30)	(48)
Life Sciences and Chemical Analysis	20	20	34
Residual corporate charges	(19)	—	(8)

Loss from operations — Agilent	$(182)	$(219)	$(202)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and residual corporate charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM OPERATIONS
BY GEOGRAPHY
(In millions, except percent changes)
(Unaudited)

	Three Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

ORDERS
Americas	$589	$649	(9%)
Europe	304	314	(3%)
Asia Pacific	634	634	—

Total	$1,527	$1,597	(4%)

NET REVENUE
Americas	$533	$632	(16%)
Europe	297	277	7%
Asia Pacific	637	548	16%

Total	$1,467	$1,457	1%

	Six Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

ORDERS
Americas	$1,085	$1,287	(16%)
Europe	599	612	(2%)
Asia Pacific	1,201	1,163	3%

Total	$2,885	$3,062	(6%)

NET REVENUE
Americas	$1,109	$1,228	(10%)
Europe	593	582	2%
Asia Pacific	1,177	1,073	10%

Total	$2,879	$2,883	—

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.